UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 31, 2008
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e) COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS
On December 31, 2008 and in connection with the final Treasury regulations under Section 409A of the Internal Revenue Code of 1986, as amended (“409A”), MGM MIRAGE, a Delaware corporation (“Company”), entered into Amendment No. 1 (collectively, “Amendments”) to (i) Employment Agreement, dated September 16, 2005, of James J. Murren (“JM Agreement”), (ii) Employment Agreement, dated September 16, 2005, of Robert H. Baldwin (“RB Agreement”), (iii) Employment Agreement, dated September 16, 2005, of Gary N. Jacobs (“GJ Agreement”), (iv) Employment Agreement, dated September 10, 2007, of Daniel J. D’Arrigo (“DD Agreement”) and (v) Employment Agreement, dated March 1, 2007, of Aldo Manzini (“AM Agreement” and, together with JM Agreement, RB Agreement, GJ Agreement and DD Agreement, “Employment Agreements”). The JM Agreement, RB Agreement, and GJ Agreement were filed as exhibits to the Company’s Current Report on Form 8-K filed on September 22, 2005 and are incorporated herein by reference, the DD Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed on December 7, 2007 and is incorporated herein by reference, and the AM Agreement was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and is incorporated herein by reference. The Amendments incorporate technical changes designed to bring the Employment Agreements in compliance with 409A and the final regulations issued thereunder.
The description set forth above is qualified in its entirety by the Amendments filed herewith as exhibits.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
4.1	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and James J. Murren.

4.2	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and Robert H. Baldwin.

4.3	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and Gary N. Jacobs.

4.4	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and Daniel J. D’Arrigo.

4.5	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and Aldo Manzini.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: January 7, 2009	By: Name:	/s/ John M. McManus John M. McManus
	Title:	Senior Vice President — Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description

4.1	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and James J. Murren.

4.2	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and Robert H. Baldwin.

4.3	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and Gary N. Jacobs.

4.4	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and Daniel J. D’Arrigo.

4.5	Amendment No. 1 to Employment Agreement, dated December 31, 2008, between MGM MIRAGE and Aldo Manzini.